KeyCorp Bank of America Merrill Lynch 2013 Banking and Financial Services Conference Chris Gorman President, Key Corporate Bank Don Kimble Chief Financial Officer EXHIBIT 99.1

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,”
“expect,” “anticipate,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) continued strain on the global financial markets; (2) the slow progress of the U.S. economic recovery; changes in trade, monetary and fiscal policies; (3) our ability to anticipate interest rate changes correctly and manage interest rate risk; (4)
changes in local, regional and international business, economic or political conditions; (5) regulatory initiatives in the U.S., including the Dodd-Frank
Act, subjecting us to new and more stringent regulatory requirements; (6) the increase in unemployment or deterioration in real estate asset values or their failure to recover for an extended period of time; (7) adverse changes in credit quality trends; (8) our ability to determine accurate values of certain assets and liabilities; (9) adverse behaviors in securities, public debt, and capital markets ; (10) unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (11) the soundness of other financial institutions; (12) our ability to satisfy new capital and liquidity standards such as those imposed by the Dodd-Frank Act and those adopted by the Basel Committee; (13) our ability to receive dividends from our subsidiary, KeyBank; (14) downgrades in our credit ratings and the credit ratings of KeyBank; (15) our ability to timely and effectively implement our strategic initiatives; (16) operational or risk management failures; breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (17) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (18) the adequacy of our risk management programs; (19) adverse judicial proceedings; (20) increased competitive pressure due to industry consolidation; (21) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; and (22)
unanticipated adverse effects of acquisitions and dispositions of assets or businesses.
We provide greater detail regarding these factors in our 2012 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” “cash efficiency ratio,” and “adjusted cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the
Appendix to this presentation or our most recent earnings press release, which is accessible at www.key.com/ir.

Deposits
7%
38%
55%
1%
23%
76%
9%
37%
54%
13%
44%
43%

Key is a strong company that is well-positioned
to leverage its distinctive capabilities
Key – Who We Are
Revenue
Ranking based on asset size
Loans and deposit balances: 3Q13 YTD average; revenue and noninterest income: YTD as of 9/30/13
Loans
• 15
th
largest U.S. bank-based financial
services company
• Two primary lines of business:
Key Community Bank
Key Corporate Bank
• Business diversity across the franchise
• Relationship-based strategy and value
proposition
• Local presence with industry expertise
Key Corporate Bank
Key Community Bank
Other
Noninterest Income

Execution of strategic priorities position Key to best deliver for its clients
Positioned to Win
Executing on distinct capabilities
and business alignment
Investing in franchise
Improving productivity
Maintaining moderate risk profile
Remaining disciplined with
capital management
Solutions that meet clients’ needs
Broad capabilities, including on-balance sheet and capital markets alternatives
Competitive businesses, positioned to grow
Winning market share and investing for growth
More efficient and productive with improved client focus
Cash efficiency ratio (a) down to 64% in 3Q13 from 69% at the launch of the efficiency initiative (2Q12)
Strong credit culture and risk management process
Net charge-offs down 66% from 3Q12
Delivering shareholder value and returning capital
Total payout of 79% YTD (b)
Benefit to Key and Clients Strategic Priorities
(a) Excludes efficiency initiative charges
(b) Includes dividends and share repurchases through 9/30/13

Consumer | Energy | Healthcare | Industrial | Public Sector | Real Estate

$3
$25
$50
$100
$250
$500
$1,500
$2,000

Business Model: Aligned and Targeted
Traditional Bank Products Capital Markets Capabilities
Deposits & payments Loans
Wealth management &
private banking
Equipment
finance
Commercial mortgage
banking
Derivatives & foreign
exchange
Equity capital markets Equity research
M&A /
financial sponsors /
leveraged finance
Investment grade & high-
yield debt
Loan syndications Public finance
Key’s Competitive Advantage
Commercial Client Revenue Size ($MM)
Local delivery of broad product set and industry expertise
Community Bank
Corporate Bank
Targeted Industries

Operating Model & Capabilities Comparison

			KeyBanc	
	✓	✗	✓	✓
	✗	✓	✓	✓
	✓	✗	✓	✓
	✓	✓	✓	✗

+

Industrial
Sector Research
Specialty Chemicals Monthly
KeyBanc
Capital Markets

=

OXID has been acquired by HUNTSMAN Sell-Side Advisor	FERRO Ferro Pfanstiehl has been acquired by Reliable Biopharmaceutical Sell-Side Advisor	$393,000,000 PolyOne has acquired SPARTECH Buy-Side Advisor
$547,000,000 ROYAL ADCO GLOBAL Senior Credit Facilities Joint Lead Arranger, Co-Syndication Agent & Co-Documentation Agent	$200,000,000 CITADEL Senior Credit Facilities Joint Lead Arranger, Joint Bookrunner & Syndication Agent	$290,000,000 Cornerstone Chemical Company Senior Credit Facilities Senior Notes Sole Lead Arranger & Bookrunner Joint Placement Agent

Key Corporate Bank
Our middle market focus, industry-driven operating model and broad corporate
& investment banking capability set are unique…and drive results
Regional Banks Universal Banks Capability / Model
Middle Market Focus
Industry-driven Model
Investment Banking
Focused Franchise Deep Industry Knowledge Results (FY13)
Case Study:  Industrial (Specialty Chemicals Practice)
• Four dedicated chemicals coverage
bankers with aligned M&A, syndications
and capital markets professionals
• Leading M&A advisory practice
• Strong presence across industry events
• Top-rated equity research franchise (two
analysts covering 36 companies)
• $1B in capital committed to sector
• > 50 clients and 200 prospects
Commercial Banking
Boutiques
Note: Operating model and capabilities comparison data are illustrative and represent a typical firm within each category; some exceptions will apply.

Delivering the Distinctive Platform
Key can lead transactions across markets -- this breadth and access allow us to match client needs and market conditions to deliver the best execution for our clients
• In the twelve months ended 3Q13, Key Corporate Bank raised $57B in capital in >
800 transactions, less than 15% of which went to our balance sheet
Healthcare
Energy
Consumer
Industrial
Public Sector
Real Estate
Key’s Balance
Sheet
Equity Capital
Markets
Syndicated Loans
Real Estate Capital
Markets
Debt Capital Markets
(IG/HY/Public Fin.)
Private Capital
Industry Verticals Capital Placement ($B) Key’s Capital Solutions
Credit facility (bank or institutional)
Bridge loan
Direct placement (debt or equity)
Equity offerings (IPOs / FOs / converts)
Commercial mortgage
Investment grade & high-yield debt
Mezzanine capital placement
Tax-exempt securities
Note: Capital placement $ are LTM 3Q13 and include: in transactions where Key served as bookrunner (or equivalent) -- 100% of capital raised; in transactions where
Key served as co-manager -- the proportion of capital corresponding to Key’s transaction economics (e.g., $20MM if Key were a 10% co-manager on a $200MM equity offering). Balance sheet figures represent loan commitments. Data exclude equipment finance and syndicated loan participations.
$8
$36
$5
$5
$1
$2
Additional value is created as Key delivers non-capital solutions (e.g., payments, derivatives, foreign exchange, financial advisory) to clients

Growing Our Franchise
We have taken purposeful steps to enhance our ability to acquire and expand targeted client relationships within our industry verticals the result is greater transaction activity and enhanced roles for Key
• Key Corporate Bank has raised $46B of capital for our clients during the first nine months of FY13 -- more than any previous full-year period
Capital Placement ($B)
Note: Capital placement $ include: in transactions where Key served as bookrunner (or equivalent) -- 100% of capital raised; in transactions where Key served as co-
manager -- the proportion of capital corresponding to Key’s transaction economics (e.g., $20MM if Key were a 10% co-manager on a $200MM equity offering). Data include loan commitments and exclude equipment finance and syndicated loan participations.

$23
$31
$37
$46
$0
$15
$30
$45
$60
$75
FY10 FY11 FY12 YTD 3Q13

$29.4
$28.4
$25.5
$22.9
$21.5
$19.9
$18.7
$18.0
$17.2
$16.6
$17.3
$18.5 $18.5
$18.4
$19.2
$19.9
$20.1
$20.2
$20.9
$177
$149
$149
$153
$154 $155
$193
$208
$243
$258
$227
$224
$222
$235
$272
$320
$339
$352
$355
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
Achieving Results
Note: Chart depicts period-end loan balances for Key Corporate Bank only.  LTM denotes the twelve month period ended 3Q13.
We continue to make solid progress in growing both loans and investment banking & debt placement fees -- demonstrating the power of our model
• Since 1Q09, investment banking and debt placement fees have doubled while we focused our balance sheet strategically on a more targeted client base
• Loan balances up $4.3B (+26%) vs. 2Q11 trough
Loan Balances ($B) & LTM Investment Banking & Debt Placement Fees ($MM)
Corporate Bank Loan Balances ($B) LTM Investment Banking & Debt Placement Fees ($MM)

Commercial & Industrial Loan Growth

(% Δ vs. 2Q11)

50%
40%
30%
20%
10%
0%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
3%
7%
7%
17%
10%
18%
13%
21%
16%
27%
21%
32%
22%
34%
24%
35%
25%
40%
U.S. Commercial Banks
Key Corporate Bank

Revenue / Assets

(LTM 3Q13)

7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
6.3%
5.2%
5.1%
4.8%
4.8%
4.7%
4.5%
4.1%
3.7%
KEY
Peers

External Benchmarking
Our results compare favorably to external benchmarks we are gaining C&I loan share and getting paid for the risks we take
Loan Growth
Source: Federal Reserve H8 report dated October 25, 2013; peer SEC filings and earnings releases. Peer data are for Corporate Bank equivalent segments of peer financial institutions (e.g., PNC Corporate & Institutional Banking segment). Peer banks include BAC, CMA, FITB, JPM, PNC, STI, USB, WFC. Revenue / assets calculation is calculated based on LTM 3Q13 revenue divided by 3Q13 average assets for Key and peers.
Asset Productivity
Since our portfolio troughed in 2Q11, Key Corporate Bank has taken
C&I loan share…
…while our broad product capabilities generate peer leading asset productivity

Note: Middle Market denotes: Public companies with market capitalization between $50MM and $1.5B + private companies and public sector entities with revenue between $50MM and $1.5B. Key clients include Key Corporate Bank + Commercial Banking business units.
Source: Capital IQ; Dun & Bradstreet; U.S. Census.
We have a substantial opportunity to expand our client base -- targeting middle market companies $50MM to $1.5B within our focus industry verticals
• ~5,000 prospects headquartered within Key’s Community Bank franchise that align with the Corporate Bank’s focus industry verticals
• On a YTD basis, Key’s new corporate & investment banking clients generate average revenue ~$300k
Sizing the Opportunity
U.S. Middle Market Universe
(all industries and geographies)
Focus Verticals
(all geographies)
Focus Verticals + In-Footprint
~40,000 companies & institutions ~25,000 companies & institutions ~6,000 companies & institutions
Key clients Non-clients

A clear, focused strategy executed with rigor and discipline over the cycle is the core of our risk management strategy
• Net charge-offs of $21MM (10bps) over the last twelve months
• Portfolio credit quality is strongest since pre-crisis across all metrics
Effective Risk Management
• Industry expertise
& specialization
– Lend to sectors we
know well
– Better discern risk/return
trade-offs
– Ability to distribute risk via
syndications and capital
markets solutions
• Client selection
– Long-term approach to client
relationships and franchise building
– Target clients within Key’s risk
appetite
• Risk culture & awareness
– Strong partnership
between sales and risk
teams
• Core principles
• Willing to exit relationships
– Exited > 2,000 client relationships
post-crisis for risk-related reasons
– Reduced construction lending by
more than 75% ($2B) since crisis
• Clearly defined “good
business” parameters
– Strong hurdles & tracking
for new opportunities
– Disciplined hold limits
– Structural rigor
– Client-level ROE thresholds
– Lead with ideas and
solutions, vs. balance sheet

Financial Review 13 * * * * * * * * *

Progress on Targets for Success
Focus areas
Metrics
(a)
KEY
FY11
KEY
FY12
KEY
3Q13 YTD
Targets
Improving balance
sheet efficiency
Loan to deposit ratio
(b)
87% 86% 84% 90-100%
Maintaining
moderate risk profile
NCOs to average loans 1.11% .69% .33%
40-60 bps
Provision to average loans (.12)% .45% .28%
Growing high
quality, diverse
revenue streams
Net interest margin 3.16% 3.21% 3.16% >3.50%
Noninterest income
to total revenue
44% 46% 43% >40%
Generating positive
operating leverage
Adj. cash efficiency ratio
(ex. efficiency initiative
charges)
(c)
68% 67% 65% 60-65%
Strengthening
returns with
disciplined capital
management
Return on average assets 1.17% 1.05% 1.02% 1.00-1.25%
(a)  Continuing operations, unless otherwise noted
(b) Represents period-end consolidated total loans and loans held for sale (excluding education loans in the securitization trusts)
divided by period-end consolidated total deposits (excluding deposits in foreign office)
(c) Excludes intangible asset amortization; non-GAAP measure: see Appendix for reconciliation

$ in millions
Noninterest Expense
$800
$700
$600
$500
$400
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Ex. efficiency initiative charges (a) expenses down 4%
Efficiency initiative charges (a)

Efficiency Ratio (b)
70%
65%
60%
Near term target: 60% - 65%
2Q12
3Q12 (c)
4Q12
1Q13
2Q13
3Q13
Cash efficiency ratio
Adjusted cash efficiency ratio (ex. efficiency initiative charges)

$300
$275
$250
$225
$200
$275
$284
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Operating Leverage: Driving Productivity and Efficiency
(a) Efficiency initiative charges include pension settlement in 3Q13
(b) Non-GAAP measures: see Appendix for reconciliation
(c) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
Achieved cost savings target; focused on further efficiency improvement
Driving productivity enhancements: improving annualized revenue per FTE

9/30/13 Tier 1 Common Equity (a)
12.00%
9.00%
6.00%
3.00%
0.00%
PBCT
KEY
RF
HBAN
CMA
ZION
PNC
FHN
STI
FITB
BBT
USB
MTB

Strong Capital Position is a Competitive Strength Over Time
Disciplined Capital Management
Executing on Capital Priorities
(a) Peer group data source: SNL; 9/30/13 ratios are estimated
1.      Organic Growth
4.     Opportunistic Growth
2.      Dividends
3.     Share Repurchases

- Executing on distinctive capabilities and business alignment
- Investing in franchise to enhance growth
- Improving balance sheet and operating efficiency
- Maintaining moderate risk profile
- Remaining disciplined with capital management

Focused Forward Key is well-positioned to grow and improve returns 17

Appendix 18 * * * * * * * * * *

Outlook and Expectations
Loans
• Mid-single digit average balance growth
NIM
• Relatively stable to the 3Q13 level over the next few quarters
• Potential downward pressure, dependent upon level of liquidity
Revenue
• Net interest income relatively stable in 2H13
• Continued strength in fee income businesses
Expense
• $680 - $700 million for 4Q13, including one-time charges
Efficiency
• 60% - 65% cash efficiency
NCOs / Provision
• Within or below targeted range of 40 – 60 bps of average loans
• Provision near the level of net charge-offs
Capital
• Remaining share repurchase authority of $187 million over the next two quarters
Guidance provided during 3Q13 earnings call

$ in billions
Total loans up 5%
$50.7
$53.3
CF&A loans up 11%
$60.0
$45.0
$30.0
$15.0
$0.0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Total Commercial
Home Equity & Other
Exit Portfolios

CF&A Loans
Cumulative change since 4Q11
25%
20%
15%
10%
5%
0%
23%
17%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
U.S. Commercial Banks (a)
Key

$ in billions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$62.0
$65.4
.38%
.22%
Transaction deposits (b) up 10%
.60%
.30%
.00%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Noninterest-bearing
NOW and MMDA
Savings
CDs and other time deposits
Cost of total deposits

Efficient Balance Sheet: Improving Balance Sheet Mix
Average Loans Continue to Increase, Driven by Commercial, Financial & Agricultural (CF&A)
Growth in Non-time Deposits with Improved Funding Cost

Note: Loan and deposit figures represent average balances; deposits exclude deposits in foreign office
(a)   Source: Federal Reserve H8; industry data are not seasonally adjusted
(b)   Transaction deposits include noninterest-bearing, NOW, and MMDA

$ in billions
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
.00%
$16.9
$17.7
2.89%
2.23%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Average AFS securities
Average HTM securities
Average yield (a)

25%
20%
15%
10%
19%
19%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Average Total Investment Securities Highlights
High Quality Investment Portfolio
Portfolio composed of Agency or GSE backed
CMOs: Fannie, Freddie & GNMA
– No private label MBS or financial paper
Average portfolio life at 9/30/13 of 3.8 years
compared to 3.2 years at 6/30/13
Unrealized net gain of $3 million on available-for-
sale securities portfolio at 9/30/13
Securities cash flows of $1.3 billion in 3Q13
and $1.5 billion in 2Q13
Yields on purchases were 67 bps lower than
3Q13 maturities
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities

$ in millions
Continuing Operations

$620
$580
$540
$500
4.00%
3.50%
3.00%
2.50%
2.00%
$578
$584
3.23%
3.11%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Net interest income (TE)
NIM

Continuing Operations
$ in millions

$518
$459
$525
$450
$375
$300
$225
$150
$54
$20
$31
$39
$23
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Leveraged lease termination gains
TruPS gains

3Q12
24%
18%
16%
14%
7%
8%
13%
3Q13
15%
22%
19%
16%
9%
10%
9%
Trust and investment services
Investment banking and debt placement
Service charges on deposit accounts
Cards and payments
Corporate Services
Operating lease income and other leasing gains
Other

High Quality Revenue: Diverse Streams
TE = Taxable equivalent
(a)   Excludes gains from the redemption of trust preferred securities and leveraged lease terminations
Noninterest income diversity provides strength; growth in core businesses
(a)
Net Interest Income & Net Interest Margin (TE) Trend
Noninterest Income

Continuing Operations

$ in millions
NPAs decreased by 19%
$1,000
$800
$600
$400
$200
$0
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
$718
1.27%
$579
1.01%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
NPLs
NPLs held for sale, OREO & other NPAs
NPLs to period-end loans

$150
$100
$50
$0
($50)
1.50%
1.00%
.50%
.00%
(.50)%
$109
.86%
$37
$28
.28%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Net charge-offs (NCOs)
Provision for loan and lease losses
NCOs to average loans

3Q13 YTD Net Charge-offs to Average Loans [a]

1.00%
0.75%
0.50%
0.25%
0.00%
ZION
CMA
PBCT
MTB
KEY
HBAN
FHN
FITB
STI
PNC
USB
BBT
RF

Significant Improvement in Credit Quality Trends Moderate Risk Profile: Strong Credit Quality Maintaining Moderate Risk Profile (a) Peer group data source: SNL 23

Continuing Operations
1.00%
.75%
.50%
.25%
.00%
.69%
.54%
.17%
.17%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
30 – 89 days delinquent
90+ days delinquent

Continuing Operations
0%
(2)%
(4)%
(6)%
(8)%
(10)%
(12)%
(14)%
(16)%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
(11)%
(7)%

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
Metric
(b)
3Q13 2Q13 1Q13 4Q12 3Q12
Delinquencies to EOP total loans: 30-89 days .54% .47% .70% .80% .69%
Delinquencies to EOP total loans: 90+ days .17 .15 .16 .15 .17
NPLs to EOP portfolio loans 1.01 1.23 1.24 1.28 1.27
NPAs to EOP portfolio loans + OREO + Other NPAs 1.08 1.30 1.34 1.39 1.39
Allowance for loan losses to period-end loans 1.62 1.65 1.70 1.68 1.73
Allowance for loan losses to NPLs 160.4 134.4 137.4 131.8 136.0

Period-
end
loans
Average
loans
Net loan
charge-offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
9/30/13 3Q13 3Q13 2Q13 3Q13 2Q13 9/30/13 6/30/13 9/30/13 9/30/13 9/30/13
Commercial, financial and agricultural (a) $24,317 $23,864 $    4 $    8 .07 .14 $       102 $       146 $                370 1.52 362.75
Commercial real estate:
Commercial Mortgage 7,544 7,575 (8) (2) (.42) (.11) 58 106 172 2.28 296.55
Construction 1,058 1,073 (6) 1 (2.22) .38 17 26 36 3.40 211.76
Commercial lease financing 4,550 4,633 15 (2) 1.28 (.17) 22 14 64 1.41 290.91
Real estate – residential mortgage 2,198 2,193 2 4 .36 .74 98 94 35 1.59 35.71
Home equity:
Key Community Bank 10,285 10,247 12 14 .46 .56 198 205 82 .80 41.41
Other 353 364 2 5 2.18 5.16 13 16 14 3.97 107.69
Consumer other – Key Community Bank 1,440 1,435 7 5 1.94 1.44 2 3 27 1.88 N/M
Credit cards 698 700 8 6 4.53 3.45 4 11 34 4.87 850.00
Consumer other:
Marine 1,083 1,120 1 5 .35 1.66 25 30 31 2.86 124.00
Other 71 67 - 1 - 5.42 2 1 3 4.23 150.00
Continuing total (e) $53,597 $53,271 $  37 $  45 .28 .34 $       541 $       652 $               868 1.62 160.44
Discontinued operations 4,738 4,905 9 7 1.36 1.04 23 19 38 .80 165.22
Consolidated total $58,335 $58,176 $46 $  52 .33 .38 $       564 $       671 $               906 1.55 160.64
Credit Quality by Portfolio
Credit Quality
(a)   9-30-13 ending loan balances include $96 million of commercial credit card balances; 9-30-13 average loan balances include $96 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation. NCO ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(c) 9-30-13 and 6-30-13 NPL amounts exclude $18 million and $19 million respectively of purchased credit impaired loans acquired in July 2012.
(d)   Allowance/period loans ratios for discontinued operations and consolidated Key exclude education loans in the securitization trusts since valued at fair-market value
(e)  9-30-13 ending loan balances include purchased loans of $176 million of which $18 million were purchased credit impaired
$ in millions
N/M = Not Meaningful

Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien $              16 $           23,209 744 35% .4% - - 1% 1% 98%
Second lien 337 23,003 729 82 32.5 - - - - 100
Total home equity loans and lines $            353 23,013 729 80 31.0 - - - - 100
Nonaccrual loans
First lien $                 1 $           24,247 729 33% - - - - - 100%
Second lien 12 24,712 702 82 35.1% - - - - 100
Total home equity nonaccrual loans $              13 24,685 703 80 33.0 - - - - 100
Exit Portfolio - Home Equity
Third quarter net charge-offs $                 2 - - - - 100%
Net loan charge-offs to average loans 2.18%
Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Home equity loans and lines
First lien $             5,932 $           67,691 765 67% .6% 40% 6% 4% 4% 46%
Second lien 4,353 47,569 760 76 3.2 25 6 4 4 61
Total home equity loans and lines $           10,285 57,525 763 71 1.8 33 6 4 4 53
Nonaccrual loans
First lien $                 108 $           58,708 713 73% .4% 2% 3% 3% 5% 87%
Second lien 90 48,922 711 78 2.0 - 2 2 4 92
Total home equity nonaccrual loans $                 198 53,794 712 75 1.1 1 2 3 5 89
Community Bank - Home Equity
Third quarter net charge-offs $                   12 - 3% - 4% 93%
Net loan charge-offs to average loans .46%
(a)  Average LTVs are at origination. Current average LTVs for Community Bank total home equity loans and lines is approximately 74%, which compares to 75% at the end of the second quarter 2013.
Community Bank – Home Equity
Exit Portfolio – Home Equity
$ in millions, except average loan size
Home Equity Loans – 9/30/13
$ in millions, except average loan size

$ in millions
Exit portfolio (excl. discontinued operations) decreased by 23%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$3,056
$2,354
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
9-30-13 6-30-13
9-30-13 vs.
6-30-13
3Q13
(c)
2Q13
(c)
9-30-13 6-30-13
Residential properties – homebuilder $          26 $          26 - - $         1 $           8 $         8
Marine and RV floor plan 25 28 $            (3) - - 6 7
Commercial lease financing
(a)
796 931 (135) $        (2) (2) 1 1
Total commercial loans 847 985 (138) (2) (1) 15 16
Home equity – Other 353 375 (22) 2 5 14 16
Marine 1,083 1,160 (77) 1 5 25 31
RV and other consumer 71 69 2 - 1 2 -
Total consumer loans 1,507 1,604 (97) 3 11 41 47
Total exit loans in loan portfolio $     2,354 $     2,589 $        (235) $         1 $       10 $         56 $        63
Discontinued operations – education lending
business (not included in exit loans above)
(b)
$    4,738 $     4,992 $        (254) $         9 $         7 $         23 $        19
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios;
and (3) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases
(b) Includes loans in Key’s consolidated education loan securitization trusts
(c) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

Three months ended
9-30-13 6-30-13 9-30-12
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,206 $ 10,229 $ 10,251
Less: Intangible assets
(a)
1,017 1,021 1,031
Preferred Stock, Series A
(b)
282 282 291
Tangible common equity (non-GAAP)  $ 8,907 $ 8,926 $ 8,929
Total assets (GAAP) $ 90,708 $ 90,639 $ 86,950
Less: Intangible assets
(a)
1,017 1,021 1,031
Tangible assets (non-GAAP) $ 89,691 $ 89,618 $ 85,919
Tangible common equity to tangible assets ratio (non-GAAP) 9.93% 9.96% 10.39%
Tier 1 common equity at period end
Key shareholders' equity (GAAP) $ 10,206 $ 10,229 $ 10,251
Qualifying capital securities 340 339 339
Less: Goodwill 979 979 979
Accumulated other comprehensive income (loss)
(c)
(409) (359) (109)
Other assets
(d)
96 101 121
Total Tier 1 capital (regulatory) 9,880 9,847 9,599
Less: Qualifying capital securities 340 339 339
Preferred Stock, Series A
(b)
282 282 291
Total Tier 1 common equity (non-GAAP)  $ 9,258 $ 9,226 $ 8,969
Net risk-weighted assets (regulatory)
(d)
$ 82,913 $ 82,528 $ 79,363
Tier 1 common equity ratio (non-GAAP) 11.17% 11.18% 11.30%
Pre-provision net revenue
Net interest income (GAAP) $ 578 $ 581 $ 572
Plus: Taxable-equivalent adjustment 6 5 6
Noninterest income (GAAP) 459 429 518
Less: Noninterest expense (GAAP) 716 711 712
Pre-provision net revenue from continuing operations (non-GAAP) $ 327 $ 304 $ 384
GAAP to Non-GAAP Reconciliation
$ in millions
(a) Three months ended September 30, 2013, June 30, 2013, and September 30, 2012 exclude $99 million, $107 million, and $130 million, respectively, of period end purchased credit card receivable intangible assets
(b) Net of capital surplus for the three months ended September 30, 2013 and June 30, 2013
(c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
(d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at 9-30-13, 6-30-13, and 9-30-12

GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended September 30, 2013, June 30, 2013, and September 30, 2012  exclude $103 million, $110 million and $86 million, respectively, of average ending purchased credit card receivable intangible assets
Three months ended
9-30-13 6-30-13 9-30-12
Average tangible common equity
Average Key shareholders' equity (GAAP) $ 10,237 $ 10,314 $ 10,222
Less: Intangible assets (average)
(a)
1,019 1,023 1,026
Preferred Stock, Series A (average) 291 291 291
Average tangible common equity (non-GAAP) $ 8,927 $ 9,000 $ 8,905
Return on average tangible common equity from continuing operations
Net income (loss) from continuing operations attributable to Key common shareholders
(GAAP) $ 229 $ 193 $ 211
Average tangible common equity (non-GAAP) 8,927 9,000 8,905
Return on average tangible common equity from continuing operations (non-GAAP) 10.18% 8.60% 9.43%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 266 $ 198 $ 214
Average tangible common equity (non-GAAP) 8,927 9,000 8,905
Return on average tangible common equity consolidated (non-GAAP) 11.82% 8.82% 9.56%
Cash efficiency ratio
Noninterest expense (GAAP) $ 716 $ 711 $ 712
Less: Intangible asset amortization on credit cards (GAAP) 8 7 6
Other intangible asset amortization (GAAP) 4 3 3
Adjusted noninterest expense (non-GAAP) $ 704 $ 701 $ 703
Net interest income (GAAP) $ 578 $ 581 $ 572
Plus: Taxable-equivalent adjustment 6 5 6
Noninterest income (GAAP) 459 429 518
Total taxable-equivalent revenue (non-GAAP) $ 1,043 $ 1,015 $ 1,096
Cash efficiency ratio (non-GAAP) 67.5% 69.1% 64.1%
Adjusted cash efficiency ratio
Adjusted noninterest expense (non-GAAP) $ 704 $ 701 $ 703
Less: Efficiency initiative and pension settlement charges (non-GAAP) 41 37 9
Net adjusted noninterest expense (non-GAAP) $ 663 $ 664 $ 694
Total taxable-equivalent revenue (non-GAAP) $ 1,043 $ 1,015 $ 1,096
Adjusted cash efficiency ratio (non-GAAP) 63.6% 65.4% 63.3%

Tier 1 Common Equity Under the Regulatory Capital Rules,
Incorporating Basel III Guidance (estimated)
(a)
KeyCorp & Subsidiaries
$ in billions
Quarter ended
Sept. 30, 2013
Tier 1 common equity under current regulatory rules $                    9.3
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and other (b) (.1)
Tier 1 common equity anticipated under the Regulatory Capital Rules (c) $                    9.1
Total risk-weighted assets under current regulatory rules $                  82.9
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year .5
Past Due Loans .2
Mortgage servicing assets (d) .6
Deferred tax assets (d) .2
Other 1.5
Total risk-weighted assets anticipated under the Regulatory Capital Rules $                  85.9
Tier 1 common equity ratio under the Regulatory Capital Rules 10.6%
(a) Tier 1 common equity is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysis and bank regulatory agencies to assess the capital position of financial services companies; management reviews Tier 1 common equity along with other measures of capital as part of its financial analyses
(b) Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards
(c) The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
(d) Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%
Table may not foot due to rounding